DISTRIBUTION AND ACQUISITION AGREEMENT

This Agreement ("Agreement") is made effective as of February 21, 2007 by and between U.S. Sustainable Energy Corporation, a Nevada Corporation ("USSE"), having its principal office at 110 L.E. Barry Road, Natchez, MS 39120 and United Ethanol Group, Inc., a Nevada Corporation, with its principal office located at 216 N Commercial Ave, Eagle Grove, IA 50533 ("ONYI").

                                    RECITALS

     WHEREAS, USSE is the owner of a unique process to break down biomass feedstock (soy and/or corn) for manufacturing and producing liquid biofuel, carbon ash and biogas (the "Process"); and

     WHEREAS, ONYI desires to obtain exclusive use of fuels produced by USSE in the Process in transportation ("Fuels")

     WHEREAS, ONYI has the expertise and experience to utilize the Fuels in the automotive and other transportation industry; and

     WHEREAS, USSE has agreed to initially grant ONYI the exclusive right to distribute the Fuels in the Territory in accordance with the terms of this Agreement; and

     WHEREAS, The respective Boards of Directors of USSE and ONYI deem it advisable and in the best interests of their corporations and the respective shareholders of their corporations that ONYI eventually acquire 100% of USSE, in accordance with the terms and conditions of a reorganization transaction; and

     WHEREAS, USSE and ONYI desire that upon execution of this Agreement USSE and ONYI shall work together to reach completion of certain conditions precedent, immediately subsequent to which USSE and ONYI shall complete a merger, stock exchange or other reorganization transaction pursuant to which the business of USSE shall become the business of ONYI. Such conditions precedent shall include, without limitation, that USSE shall have prepared and delivered to ONYI audited and unaudited financial statements which if filed at the time received would be complete and compliant with Regulation S-X, Section 310, sufficient for the combined entities to file any and all filings required by the US Securities and Exchange Commission (the "USSE Financial Statements").

     NOW, THEREFORE, in consideration of the promises and representations of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

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                               1.     DEFINITIONS

     Unless the context requires otherwise, whenever used in this Agreement the following terms and expressions shall have the following meaning:

"AGREEMENT" means this agreement including the Exhibits, Addendums and Schedules, as they may be amended from time to time.

"BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the city of Natchez, Mississippi are authorized by law to close.

 "CONFIDENTIAL INFORMATION" includes all information, whether written or oral, in whatever form disclosed, concerning any technologies, products, developments, business methods, business plans, marketing, investment, management, financial and other business affairs in connection with all matters relating to or arising out of this Agreement.

"TERRITORY"  means  worldwide

                 2.      GRANT OF EXCLUSIVE DISTRIBUTION RIGHTS

2.1 USSE hereby grants to ONYI an exclusive right to distribute to customers in the transportation industry in the Territory the Fuels produced by USSE by the Process, as permitted by this Agreement subject to the terms and conditions hereof. ONYI shall acquire the Fuels from USSE at pricing based upon market conditions and as mutually agreed upon between the parties.

2.2 ONYI acknowledges that the Process and any other intellectual property utilized by USSE are the sole and exclusive property of USSE, subject only to the distribution rights hereby granted.

             3.     DUTIES OF ONYI IN CONNECTION WITH THIS AGREEMENT
3.1 ONYI shall be solely responsible for the organization, operation, marketing and management of its business, and shall be responsible for the development of its own ongoing method of business operation, including but not limited to the following: selection and establishment of business sites; sales techniques; marketing plan/system and advertising practices; employee selection, hiring and training; personnel policies and practices; hours of operation; and all other such ongoing concerns in the course of ONYI's routine business operation and management.
3.2 The Parties acknowledge and agree that prior to completion of the reorganization transaction set forth below, no partnership or joint venture is

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created  by  this  Agreement and that ONYI may not, without prior approval, hold itself out as an agent or representative of USSE, and may not incur any liability or create any obligation whatsoever for USSE.

3.3 At all times ONYI shall conduct its business in accordance with all material applicable federal, state and local laws, regulations and ordinances. ONYI shall not, either during or after the Term of this Agreement, do anything, or aid or assist any other party to do anything, which would materially infringe on, harm, impair, or contest the rights granted herein to ONYI with respect to the ONYI Rights.

3.4 No later than five days after the execution of this Agreement, ONYI agrees to take all action necessary to provide for the addition of seats on its board of directors so that the number of directors shall be three in total. During the Term, USSE shall have the right, but not the obligation, to appoint up to two persons of its choice to ONYI's board of directors. ONYI shall appoint John Rivera as its Chief Executive Officer.

                         4.  TERM OF DISTRIBUTION RIGHTS

4.1 Unless terminated in accordance with the terms of this Agreement, this Agreement shall be effective as of the date of execution of this Agreement and shall remain in effect until the earlier of (i) December 31, 2012 or (ii) Closing on the Reorganization (defined below) (in either case, the "Term").

                5.     PRICE AND PAYMENT FOR DISTRIBUTION RIGHTS

5.1 ONYI shall tender to USSE a total distribution fee which shall be only for the exclusive distribution rights granted hereunder (the "Fee") of 900,000,000 shares of ONYI's common stock (the "ONYI Shares"). The ONYI Shares represent approximately ninety percent (90%) of ONYI's total issued and outstanding common stock on a fully diluted basis. USSE acknowledges that as of the date of this Agreement, ONYI has a total of 120,000,000 shares of common stock authorized of which 66,088,103 are issued and outstanding. Immediately upon execution of this Agreement, ONYI shall issue and deliver a total of 20,000,000 shares of common stock to USSE. ONYI shall also immediately take whatever corporate action or actions are required to increase its authorized common stock to 2,000,000,000 shares. Immediately upon the effectiveness of the increase in authorized shares, ONYI shall issue and deliver to USSE an additional 880,000,000 shares. Any and all Common Stock shall constitute "restricted securities" as such term is defined in Securities and Exchange Commission Rule 144 and shall bear a restrictive transfer legend on each certificate issued in connection with this Agreement, and shall not be subject to any securities registration rights except as more fully set forth below. ONYI shall at its sole cost and expense include such shares in the first

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registration  statement  pertaining  to ONYI's securities filed by the ONYI with the United States Securities and Exchange Commission. The Common Stock shall be issued to USSE by ONYI within thirty (30) days following the effective date of this Agreement.

                         6.  REORGANIZATION TRANSACTION

6.1 Upon satisfaction of the conditions set forth below, ONYI and USSE shall ni good faith endeavor to complete a stock purchase, merger or other reorganization transaction pursuant to which ONYI shall acquire 100% of the issued and outstanding common stock of USSE in consideration for the ONYI Stock (the "Reorganization Date"). These conditions include the following:

     (i) Completion and delivery to the reasonable satisfaction of ONYI of the USSE Financial Statements (the "Audit Requirement");

     (ii) USSE shall have installed and have active four reactors in its facility for the production of biofuels.

     (iii) Completion and effectiveness of any Registration Statement on Form S-4 or other appropriate form as required by the rules and regulations of the United States Securities and Exchange Commission (as more fully discussed below); and

     (iv) The representations and warranties of USSE and ONYI contained in this Agreement remaining accurate in all material aspects.

6.2 On the Reorganization Date, ONYI and USSE shall enter into a plan of reorganization of pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986.

6.3 Upon completion of the closing of the Reorganization Transaction on the Reorganization Date, ONYI shall have a total of no more than 1,000,000,000 shares of common stock issued and outstanding.

6.4 As part of the consideration payable and transferred in connection with the Reorganization Transaction, USSE shall deliver to ONYI a total of 100,000,000 shares of Sustainable Power Corp., a Nevada corporation.

                          7.     REGISTRATION OF SHARES

7.1 Immediately upon completion of the Audit Requirement, ONYI shall prepare, and, as soon as practicable, file with the SEC the Registration Statement on Form S-4 covering the resale of all of the ONYI Shares. In the event that Form S-4 is unavailable for such a registration, ONYI shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to USSE. ONYI shall use its best efforts to have the

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Registration  Statement  declared  effective  by the SEC as soon as practicable.

7.2. At such time as ONYI is obligated to file a Registration Statement with the SEC pursuant hereto, ONYI will use its best efforts to effect the registration of the ONYI Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(i). ONYI shall keep each Registration Statement effective pursuant to Rule 415 at all times until the date as of which the Shareholders may sell all of the ONYI Shares covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act. ONYI shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

7.3. ONYI shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), ONYI shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for ONYI to amend or supplement such Registration Statement.

7.4. ONYI shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by shareholders of the ONYI Shares covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect, and (iv) take all other actions reasonably necessary or advisable to qualify the ONYI Shares for sale in such jurisdictions; provided, however, that ONYI shall not be required in connection therewith or as

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a  condition  thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

7.5. ONYI shall use its best efforts to cause all of the ONYI Shares covered by a Registration Statement to be listed or quoted on each securities exchange or securities association on which securities of the same class or series issued by ONYI are then listed, if any, if the listing of such ONYI Shares is then permitted under the rules of such exchange or association. The Company shall pay all fees and expenses in connection with satisfying this obligation.

7.6. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant hereto, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for ONYI shall be paid by ONYI.

                             8.     CONFIDENTIALITY

8.1 Neither USSE or ONYI shall use or divulge or communicate to any person (other than those whose province it is to know the same or as permitted or contemplated by this Agreement or with the written approval of the other party or as may be required by law):

                          (i) any Confidential Information; or

                          (ii) any of the terms of this Agreement

8.2 USSE and ONYI shall prevent the unauthorized publication or disclosure of any such information, materials or documents and ensure that any person to whom the information, materials or documents are disclosed is aware that the same is confidential and is covered by a similar duty to maintain confidentiality. USSE and ONYI shall each employ its best efforts to ensure that its directors, shareholders, employees, consultants, agents or advisors are aware of and comply with the confidentiality and non-disclosure provisions contained in this Section.

                            9.     LEGAL RELATIONSHIP

     9.1 Until such time as the reorganization is completed on the Reorganization Date, nothing herein shall contain any facts as to suggest that USSE and ONYI are engaging in a joint venture or partnership. Neither party shall have any authority to bind the other to any legal obligation. ONYI shall only contract with Customers on its own behalf.

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                   10.  REPRESENTATIONS AND WARRANTIES OF USSE

USSE  represents  and  warrants  to  ONYI  as  follows:

10.1 USSE shall not, during the Term of this Agreement, do anything, or aid or assist any other party to do anything which would infringe on, harm, impair, or contest the distribution rights granted herein except in the event of a breach of this Agreement by ONYI.

10.2 USSE acknowledges the shares of common stock to be issued by ONYI and delivered to USSE pursuant hereto will not initially be registered under the Securities Act of 1933, as amended, or any states' securities laws. The shares are issued under applicable exemptions from the securities registration requirements of such statutes. The exemptions being claimed include, but are not necessarily limited to, those available under Section 4(2) of the Securities Act; and, the reliance by the ONYI upon the exemptions from the securities registration requirements of the federal and state securities laws is predicated in part on the representations, understandings and covenants set forth in this Agreement.

10.3     USSE is a Company duly organized and validly existing under the laws of
the State of Nevada.   USSE has full power and authority to conduct its business
as  presently  being  conducted.

10.4 Except as set forth in Schedule 10.4, the execution, delivery and performance of this Agreement by USSE, and the consummation of the transactions contemplated hereby, will not with or without the giving of notice of the lapse of time or both,

(i) violate any material provision of law, statute, rule or regulation to which USSE is subject,

(ii) violate any judgment, order, writ or decree to which USSE is a party or by which it is or may be bound; or
(iii) to the knowledge of USSE, result in any material breach of or conflict with any term, covenant, condition or provision of, or result in the modification or termination of, or constitute a default under or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the assets or business of USSE, under the corporate charter or by-laws or any other agreement, understanding or instrument to which USSE is a party or by which it is or may be bound or affected.

10.5 Except as set forth in Schedule 10.5, all necessary corporate action has been taken by USSE to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly authorized, executed and delivered by USSE and constitutes the valid and binding obligation of USSE

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enforceable against it in accordance with its terms, except as enforceability is limited by (1) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or (2) general principles of equity, whether considered in a proceeding in equity or at law.

10.6 Except as set forth in Schedule 10.6, all necessary consents and approval required for completion of the transactions contemplated by this Agreement have been obtained or will be obtained. Except as set forth in
Schedule 10.6, no consent of any court, governmental agency or other public authority is required as a condition to the enforceability of this Agreement.

10.7 USSE has conducted its business in compliance with all material federal, state and local laws, regulations and ordinances.

10.8 No employee, director, officer or stockholder (or any current or former family member thereof) of USSE, either individually or in any other capacity, has a claim of any kind against the Process or the Intellectual Property, and USSE has no obligation with respect to such person or entity, except the right to current salary or wages, accrued vacation pay, and reimbursable expenses arising in the ordinary course of business.

                   11.  REPRESENTATIONS AND WARRANTIES OF ONYI
ONYI  represents  and  warrants  to  USSE  as  follows:

     11.1 ONYI is a Company duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified or licensed as a foreign corporation in any other jurisdiction where said licensing is required. ONYI has the full power and authority to conduct the business in which it is engaged and will be engaged upon completion of the transaction contemplated herein. Except as set forth in ONYI's filings with the Securities and Exchange Commission, ONYI does not have any subsidiary or equity interest in any entity. Accurate, current and complete copies of the Articles of Incorporation Company and Bylaws of ONYI will be provided to Transferor prior to Closing.

     11.2     The  authorized  capital  stock  of  ONYI consists of  120,000,000 shares of Common Stock, of which 66,088,103 are issued and outstanding (excluding any shares of Common Stock to be issued pursuant to this Agreement). Immediately upon execution of this Agreement, ONYI shall take what corporate or shareholder action is required to increase the authorized Common Stock of ONYI to 2,000,000,0000 shares. Prior to Closing, ONYI shall not issue any additional shares of common stock (other than the shares issuable herein). All the issued and outstanding shares of capital stock of ONYI are duly authorized, validly issued, fully paid and non-assessable. Upon the issuance of all of the ONYI Shares pursuant to this Agreement, the ONYI Shares to be issued to USSE shall,

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on  a  fully  diluted  basis, constitute not less than 90% of all the issued and outstanding Common Stock. Upon issuance of the ONYI Shares to USSE, legal and beneficial ownership of the ONYI Shares shall be transferred to USSE free and clear of all encumbrances, except those required by Rule 144 of the Securities Act, and all of the ONYI Shares to be issued shall be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of ONYI (or convertible into, or exchangeable for, any such securities) There are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which ONYI is a party or by which it is bound obligating ONYI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of ONYI or obligating ONYI to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of ONYI to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of ONYI.

     11.3 The execution and delivery of this Agreement by ONYI and the performance of all ONYI's obligations hereunder have been duly authorized and approved by all requisite corporate action on the part of ONYI pursuant to applicable law. ONYI has the power and authority to execute and deliver this Agreement and to perform all its obligations hereunder. This Agreement and any other documents, instruments and agreements executed by ONYI in connection herewith constitute the valid and legally binding agreements of ONYI, enforceable against ONYI in accordance with their terms, except that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

     11.4 Neither the execution, delivery nor performance of this Agreement or any other documents, instruments or agreements executed by ONYI in connection herewith, nor the consummation of the transactions contemplated hereby: (i) constitutes a violation of or default under (either immediately, upon notice or upon lapse of time) the Articles of Incorporation or Bylaws of ONYI, any provision of any contract to which ONYI may be bound, any judgment or any law; or (ii) will or could result in the creation or imposition of any encumbrance upon, or give to any third person any interest in or right to, the ONYI Shares or any other capital stock of ONYI; or (iii) will or could result in the loss or adverse modification of, or the imposition of any fine or penalty with respect to, any license, permit or franchise granted or issued to, or otherwise held by or for the use of, ONYI; or (iv) violate any applicable law or order currently in effect to which ONYI is subject.

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     11.5     Schedule 11.5 sets forth the audited financial statements of ONYI, including balance sheets, statements of operations, statements of changes in shareholders' equity and statements of cash flows for the fiscal year ended
December  31,  2006.    Schedule  F sets forth the unaudited balance sheet as of
the  date  January  31, 2007.   All of such financial statements are hereinafter
referred to as the "Financial Statements." The Financial Statements are true, correct and complete, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated, and accurately reflect ONYI's financial condition and the results of ONYI's operations for the periods and as of the dates which they purport to cover. The Financial Statements fully comply with the rules and requirements of the United States Securities and Exchange Commission, including without limitation Item 301 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, and may be utilized in any periodic report or other filing with the United States Securities Exchange Commission. Management of ONYI has fully complied with any and all Sarbanes-Oxley requirements in connection with these financial statements. ONYI has provided to USSE documentation indicating the forgiveness of indebtedness or satisfaction of any and all shareholder loans and
the  forgiveness  of  any  and all accrued salary for ONYI.   There are no other
outstanding loans, accrued salaries or payables except for sums due ONYI's transfer agent totaling approximately $1,000 and attorney fees totaling approximately $8,500.

     11.6 Except as specifically set forth in Schedule 11.6 hereto, since the date of the Financial Statements, ONYI has not:

     (i). suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of ONYI, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

     (ii) made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

     (iii) other than the ONYI Shares issuable hereunder, issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

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     (iv)     organized  any new Subsidiary or acquired any Equity Securities of any  Person  or  any  equity  or  ownership  interest  in  any  business;

     (v) borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

     (vi) paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

     (vii) prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

     (viii) cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

     (ix) disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

     (x) granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

     (xi) purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets;

     (xii) made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets;

     (xiii) written off or been required to write off any notes or accounts receivable;

     (xiv)     written  down  or  been  required  to  write  down any inventory;

     (xv) entered into any collective bargaining or union contract or agreement; or

     (xvi)     incurred  any  liability.

     11.7     ONYI  is  not  a  party  to  any,

     (i)     contract  or agreement involving any liability on the part of ONYI.

     (ii)     Lease  of  personal  property;

     (iii) Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of ONYI

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     (iv)     Commitment,  contract  or  agreement that is currently expected by the management of ONYI to result in any material loss upon completion or performance thereof;

     (v) Contract, agreement or commitment with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or

     (vi)     Employment  agreement  or  other  similar  agreement.

     11.8 John Rivera and Taylor F. Moffitt are the only directors, and John Rivera, Taylor F. Moffitt and Christopher M. McGovern are the only officers of ONYI.

     11.9 ONYI is not a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or (ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, hospitalization and life insurance and other insurance plans, or related benefits. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against ONYI arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

     11.10 ONYI has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where ONYI has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, or toxic substances. There are no underground storage tanks located on property owned or leased by ONYI.

     11.11 ONYI's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of ONYI's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which ONYI is or was a party or by which ONYI or any of its assets are or were affected.

     11.12 All tax returns and all taxes due, owing and payable by ONYI have been filed and fully paid. No claim for any tax due from or assessed against ONYI is being contested by ONYI. None of ONYI's tax returns or reports has been audited by the Internal Revenue Service or any state or local tax authority, and ONYI has not received any notice of deficiency or other

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

adjustment from the Internal Revenue Service or any state or local tax authority. There are no agreements, waivers or other arrangements providing an extension of time with respect to the assessment of any tax against ONYI, nor are there any tax proceedings now pending or threatened against ONYI. ONYI is not aware of any facts that exists or has existed, nor has any event occurred, which would constitute grounds for the assessment of any further tax against ONYI.

     11.13 ONYI is not a party to, the subject of, or threatened with any litigation nor, to the best of ONYI's knowledge, is there any basis for any litigation. ONYI is not contemplating the institution of any litigation.

     11.14 No claim of breach of contract, tort, product liability or other claim, contingent or otherwise, has been asserted or threatened against ONYI nor, to the best of ONYI's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against ONYI. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

     11.15 The execution, delivery and performance by ONYI of this Agreement and the consummation by ONYI of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

     11.16 There are no outstanding judgments against ONYI. There are no health or safety problems involving or affecting ONYI. There are no open workers compensation claims against ONYI, or any other obligation, fact or circumstance which would give rise to any right of indemnification on the part of any current or former shareholder, director, officer, employee or agent of ONYI, or any heir or personal representative thereof, against ONYI or any successor to the businesses of ONYI.

     11.17 ONYI as well as its officers and directors have filed any and all required forms and reports with the Securities and Exchange Commission (the "Commission"). All of the filings made with the Commission are complete and accurate, and do not omit any information required to make the statements and information provided, non-misleading, accurate and meaningful. None of the reports filed with the Commission contain any untrue statement of a material fact or omit any material fact. ONYI has not received any inquiries or trading suspensions from the SEC or the NASD. ONYI's common stock is trading on the over-the-counter bulletin board under the symbol "ONYI.OB".

     11.18 All the representations and warranties made by ONYI herein or in any Schedule, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by ONYI, its agents or representatives, are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.

     11.19 The operations of ONYI have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of ONYI. ONYI has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. ONYI has all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

     11.20 No broker, finder or investment advisor acted directly or indirectly as such for ONYI in connection with this Agreement or the other transaction documents relating to the transactions contemplated hereby, and no broker, finder, investment advisor or other Person is entitled to any fee or other commission, or other remuneration, in respect thereof based in any way on any action, agreement, arrangement or understanding taken or made by or on behalf of ONYI.

     11.21 ONYI has filed all periodic reports required to be filed with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of which, as amended, complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and no such filing contained any material fact which was false or misleading or omitted to include any material fact the omission of which would make the disclosure false and misleading.

                               12.  MISCELLANEOUS

12.1 ONYI and USSE each shall conduct its business in material compliance of all applicable laws, ordinances, regulations and other requirements of any federal, state, county, municipal or other government and will obtain all necessary permits, licenses or other consents for the lawful operation of its business, the failure of which would have a material adverse impact on the business of such party.

12.2 Notices. Any notice, demand or delivery to be given or to be served upon any party in connection with this Agreement must be in writing, and must be given by a nationally recognized overnight courier and shall be deemed to have been received on the date such notice is placed with such courier or, if given otherwise than by courier, it shall be deemed to have been received on the date that it is personally or directly delivered to the party to whom it is addressed. Such notices, as provided herein, shall be given to the parties hereto at the addresses set forth in the preamble hereto.
     Any party hereto may at any time by giving ten (10) days' prior written notice to the other party hereto, designate any other address in substitution of the foregoing address to which such notice shall be sent.

12.3 Prior to closing of the Reorganization transaction, ONYI and USSE acknowledge that the parties have not intended to create a franchise relationship between themselves and that USSE has not represented this distribution arrangement to be a "franchise" as defined in 16 C.F.R. Sec. 436 et. seq., or as defined in any applicable state franchise laws, prior to or during the negotiation of this Agreement. The parties acknowledge that the USSE has made no representation that any form of business operations or management plan, manual, or advice, or any marketing plan or system, would be provided to or necessarily implemented by ONYI. ONYI acknowledges that ONYI has not been provided with, or required under the terms of this Agreement to adopt or utilize any marketing plan or system, nor has USSE prescribed to ONYI, in whole or in part, any form of marketing plan or system in relation to this Agreement. ONYI further acknowledges that ONYI has not been required under the terms of this Agreement to adopt the business format of, or a business format substantially similar to the business format utilized by USSE. The parties agree that in the event it is determined that a franchise agreement has been entered into by the parties, the ONYI acknowledges that it has received the necessary information from the USSE as required by the Federal Trade Commission; further that USSE has made no representations relating to the potential income from operations by ONYI and that a copy of this Agreement was furnished to the ONYI at least five (5) days prior to the execution hereof.

12.4 This Agreement contains the entire agreement of the parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of USSE to exercise any power given it hereunder, or to insist upon the strict compliance of ONYI of any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of USSE's right to demand exact compliance with the terms hereof.

12.5 This Agreement shall be governed by and construed solely and exclusively in accordance with the laws of the state of Mississippi without regard to any statutory or common-law provision pertaining to conflicts of laws.

12.6 The Parties agree that all controversies, claims, disputes and matters in question arising out of, or related to, this Agreement, the breach of this Agreement, the purchase of the ONYI's securities pursuant to this Agreement or any other matter or claim whatsoever shall be decided by courts of competent jurisdiction in Adams County, Mississippi, to the exclusion of all other places of venue, for all matters that arise under this Agreement.

12.7 In the event it becomes necessary for either party herein to seek legal means to enforce the terms of this Agreement, the prevailing party is entitled to payment of all of its reasonable attorneys' fees, costs and expenses, including any cost reasonably and necessarily incurred by the prevailing party as a necessary incident to the prosecution or defense, through all proceedings and appeals.

12.8 If any term or provision of this Agreement is held invalid, illegal or unenforceable in any respect for any reason, that invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

12.9 Each of the parties hereby acknowledge and agree that money damages may not be an adequate remedy for any breach or threatened breach of any of the provisions of this Agreement and that, in such event, they may, in addition to any other rights and remedies existing in their favor, apply to any court of competent jurisdiction in Adams County, Mississippi for specific performance, injunctive and/or other relief in aid of arbitration to preserve and protect the rights of the parties pending action by the arbitration panel.

12.10 This Agreement may be executed in several counterparts, each of which shall be deemed an original. A facsimile signature on this agreement shall be deemed to be an original.

12.11 The parties agree that each has participated equally in the creation and drafting of this Agreement, and that each party to this Agreement has had the opportunity to seek independent legal counsel prior to entering into this Agreement.


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

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.

                                  "USSE"

                                   U.S.  SUSTAINABLE  ENERGY  CORPORATION

                                   By:  /s/ John Rivera
                                   John  Rivera,  President

                                  "ONYI"

                                   ORIGINALLY  NEW  YORK,  INC.

                                   By: /s/ Taylor Moffitt
                                   Taylor Moffitt, President